UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 11, 2006
                                                        -----------------

                                   Culp, Inc.
                                   ----------
             (Exact Name of Registrant as Specified in its Charter)


     North Carolina                     0-12781                   56-1001967
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                             1823 Eastchester Drive
                        High Point, North Carolina 27265
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              (Address of Principal Executive Offices) (Zip Code)

                                 (336) 889-5161
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
   --------------------------------------------------------------------------
              (Former name or address, if changed from last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

         On December 11, 2006, the board of directors of Culp, Inc. (the "company") approved a Management Incentive Plan that provides for cash bonuses to certain individuals in the company's Culp Home Fashions (CHF) division, including Robert G. Culp, IV, President of the CHF division and a "named executive officer" under SEC Rules. The plan provides for cash bonuses that could range from 1% to 48% of a participant's salary (3% to 48% in the case of Mr. Culp, IV), depending upon the CHF division's financial performance using three financial measures. The financial measures used to calculate eligibility for bonuses under the plan are operating income, free cash flow and return on capital, in each case excluding certain extraordinary and non-recurring items. The plan is effective for the company's 2007 fiscal year that ends April 29, 2007. A written summary of the plan is attached hereto as Exhibit 10(a).

Item 9.01.  Financial Statements and Exhibits.

(d)     Exhibits

        Exhibit 10(a) - Written Summary of Culp Home Fashions Division Management Incentive Plan

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 13, 2006

                                        Culp, Inc.

                                        By: /s/ Kenneth R. Bowling
                                            ----------------------
                                            Kenneth R. Bowling
                                            Vice President-Finance, Treasurer

                                  EXHIBIT INDEX

Exhibit Number                                  Exhibit
--------------                                  -------

    10(a)                       Written Summary of Culp Home Fashions Division
                                Management Incentive Plan